SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2002
                        (Date of earliest event reported)



                        MIDDLEBURG FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      0-24159                  54-1696103
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           111 West Washington Street
              Middleburg, Virginia                       20117
    (Address of Principal Executive Offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 777-6327


                     INDEPENDENT COMMUNITY BANKSHARES, INC.
                       (former Name or Former Address, if
                           Changed Since Last Report)





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Item 5.      Other Events.

         The Registrant has changed its name from "Independent Community Bankshares, Inc." to "Middleburg Financial Corporation" effective May 15, 2002. In addition, the Registrant's stock symbol as listed on the Nasdaq SmallCap Market has changed from "ICBX" to "MBRG" effective May 15, 2002.

         The press release issued by the Registrant on May 14, 2002, describing the name change and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                99       Press release issued by the Registrant on May 14, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MIDDLEBURG FINANCIAL CORPORATION
                                  (Registrant)



Date:  May 15, 2002             By:   /s/ Alice P. Frazier
                                    --------------------------------------------
                                      Alice P. Frazier
                                      Executive Vice President and
                                      Chief Financial Officer




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                                  Exhibit Index
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     Exhibit No.         Description
     -----------         -----------

         99              Press release issued by the Registrant on May 14, 2002.